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                                                                     EXHIBIT 23b






                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
ESCO Electronics Corporation:

We consent to the use of our reports incorporated herein by reference.



                                                 /s/ KPMG LLP


St. Louis, Missouri
December 14, 1999